Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

September 30, 2014

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2014
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4
Funds from Operations and Earnings Guidance Assumptions	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	8
Pro Forma Financial Information for Discontinued Operations	9
Net Operating Income	10
Adjusted Consolidated EBITDA	11
Consolidated Statements of Funds from Operations	12-13
Additional Disclosures	14

Leasing Data
Tenant Concentration - Top Twenty-Five Tenants	15
Recent Leasing Activity	16
Shopping Center Lease Expiration Schedule	17

Property Data
Annual Minimum Rent of Operating Properties by State	18
Property Status Report	19-25
Real Estate Acquisitions and Dispositions	26-27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Unconsolidated Joint Venture Supplemental Data	33-35

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2014

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One, Inc. (the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which the Company owns properties; the continuing financial success of the Company’s current and prospective tenants; the risks that the Company may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where the Company owns properties; the success of the Company's efforts to lease up vacant space; changes in key personnel; the effects of natural and other disasters; the ability of the Company to successfully integrate the operations and systems of acquired companies and properties; changes in the Company’s credit ratings; and other risks, which are described in the Company’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in the Company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the Company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the Company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to the Company's ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
The Company believes Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The Company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The Company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity, severance and reorganization costs and gains (or losses) on the extinguishment of debt. The Company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The Company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO and Recurring FFO are presented to assist investors in analyzing the Company's operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company's operating performance. The Company believes net income attributable to Equity One is the most directly comparable GAAP measure to FFO and Recurring FFO. A reconciliation of net income attributable to Equity One to FFO and the reconciling components of FFO to Recurring FFO are provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Summary Financial Results
Total revenue*	$86,378	$85,980	$266,789	$260,619
Adjusted Consolidated EBITDA* (see page 11)	$56,516	$56,302	$176,313	$171,212
Property net operating income* (see page 10)	$63,479	$62,297	$198,075	$187,992
General & administrative expenses (G&A)* - Adjusted (1)	$8,800	$8,789	$27,187	$26,101
Net income attributable to Equity One, Inc.	$18,307	$10,571	$42,172	$68,802
Earnings per diluted share	$0.14	$0.09	$0.34	$0.58
Funds from operations available to diluted common shareholders (FFO) (see page 12)	$37,855	$38,381	$124,039	$115,116
FFO per diluted share (see page 13)	$0.29	$0.30	$0.96	$0.89
Recurring FFO (see page 12)	$40,591	$39,309	$127,411	$119,942
Recurring FFO per diluted share (see page 13)	$0.31	$0.30	$0.98	$0.93
Total dividends paid per share	$0.22	$0.22	$0.66	$0.66
Weighted average diluted shares used in EPS computations	119,084	117,804	118,322	117,627
Weighted average diluted shares used in FFO computations (2)	130,441	129,161	129,680	128,985

Summary Operating and Financial Ratios
Consolidated shopping center portfolio occupancy at end of period (see pages 19-25)	94.4%	92.4%	94.4%	92.4%
Same-property shopping center portfolio occupancy at end of period	94.4%	94.3%	94.4%	94.3%
Same-property NOI growth - cash basis (see page 10) (3)	2.5%	3.7%	2.4%	3.3%
NOI margin (see page 10)	74.0%	73.0%	74.8%	72.5%
Expense recovery ratio* (4)	85.8%	84.6%	87.5%	85.0%
New, renewal and option rent spread - cash basis (see page 16) (5)	9.2%	9.3%	4.8%	11.0%
Adjusted G&A expense to total revenues (1)	10.2%	10.2%	10.2%	10.0%
Net debt to total market capitalization (see page 7)	30.6%	32.8%	30.6%	32.8%
Net debt to Adjusted Consolidated EBITDA* (see page 11)	5.8	6.3	5.6	6.2
Adjusted Consolidated EBITDA to interest expense* (see page 11)	3.6	3.3	3.6	3.3
Adjusted Consolidated EBITDA to fixed charges* (see page 11)	3.2	2.9	3.2	3.0

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended September 30, 2014 and 2013 deducts $2.7 million and $790,000, respectively, for acquisition/disposition related expenses and reorganization costs. G&A expenses for the nine months ended September 30, 2014 and 2013 deducts $4.1 million and $2.1 million, respectively, for acquisition/disposition related expenses and reorganization costs.
(2) Weighted average diluted shares used to calculate FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into the company's common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that the company consolidated, owned and operated for the entirety of both periods being compared, and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(4) Excluding the reversal of $1.1 million in bad debt expense for certain historical real estate tax billings for which a settlement was reached with the tenants during the nine months ended September 30, 2014, the expense recovery ratio is 86.2%.
(5) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases, renewals and options on a same space basis of 6.8% for the nine months ended September 30, 2014.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS AND EARNINGS GUIDANCE ASSUMPTIONS
As of September 30, 2014 (unaudited)

The company updated its 2014 Recurring FFO guidance to a new range of $1.27 to $1.28 per diluted share, which compares to previous guidance of $1.25 to $1.28 per diluted share. Recurring FFO excludes costs pertaining to the company’s reorganization, debt extinguishment gains/losses, impairment charges, severance costs, transaction costs, gains/losses on disposal of assets, and certain other income or charges. The 2014 guidance is based on the following key assumptions:

•	Increase in same property NOI of 2.5% to 3.25%

•	No additional core acquisitions during 2014 (as compared to previous guidance of zero to $100 million during the second half of 2014)

•	No additional joint venture acquisitions during 2014 (as compared to previous guidance of zero to $100 million during the second half of 2014)

•	Non-core dispositions of $150 million to $175 million, including the 2014 sales activity announced in the October 29th press release

The following table provides a reconciliation of the range of estimated net income attributable to Equity One per diluted share to estimated FFO and Recurring FFO per diluted share for the full year 2014:

	For the year ended December 31, 2014 (1)
	Low	High
Estimated net income attributable to Equity One	$0.45	$0.46
Adjustments:
Net adjustment for rounding and shares issuable to LIH	(0.04)	(0.04)
Rental property depreciation and amortization including pro rata share of joint ventures	0.80	0.80
Gains on disposal of depreciable assets including pro rata share of joint ventures	(0.17)	(0.17)
Impairments of depreciable real estate	0.11	0.11
Earnings allocated to a noncontrolling interest (2)	0.08	0.08

Estimated FFO	1.23	1.24
Reorganization costs, transaction costs, debt extinguishment and other	0.04	0.04
Estimated Recurring FFO	$1.27	$1.28
____________________

(1)
Does not include possible future gains or losses or the impact on operating results from other unplanned future property acquisitions or unplanned dispositions, other possible capital markets activity or possible future impairment or severance charges.

(2)
Includes effect of distributions paid with respect to unissued shares held by a noncontrolling interest which are already included for purposes of calculating net income attributable to Equity One per diluted share.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands)

	September 30, 2014	December 31, 2013	December 31, 2012
Assets
Properties:
Income producing	$3,087,363	$3,153,131	$2,937,645
Less: accumulated depreciation	(367,063)	(354,166)	(297,736)
Income producing properties, net	2,720,300	2,798,965	2,639,909
Construction in progress and land held for development	183,129	104,464	108,711
Properties held for sale	16,699	13,404	268,184
Properties, net	2,920,128	2,916,833	3,016,804

Cash and cash equivalents (1)	73,821	36,495	27,858
Accounts and other receivables, net	12,423	12,872	13,426
Investments in and advances to unconsolidated joint ventures	83,454	91,772	72,171
Loans receivable, net	—	60,711	140,708
Goodwill	6,131	6,377	6,527
Other assets	224,459	229,599	225,174
Total assets	$3,320,416	$3,354,659	$3,502,668

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$406,589	$430,155	$425,755
Unsecured senior notes payable	731,136	731,136	731,136
Term loan	250,000	250,000	250,000
Unsecured revolving credit facilities	—	91,000	172,000
	1,387,725	1,502,291	1,578,891
Unamortized premium on notes payable, net	3,982	6,118	6,432
Total notes payable	1,391,707	1,508,409	1,585,323

Accounts payable and other liabilities	236,512	230,538	259,505
Liabilities associated with properties held for sale	49	33	18,794
Deferred tax liability	12,515	11,764	12,016
Total liabilities	1,640,783	1,750,744	1,875,638

Redeemable noncontrolling interests	—	989	22,551

Total stockholders’ equity of Equity One, Inc.	1,472,383	1,395,183	1,396,726

Noncontrolling interests	207,250	207,743	207,753

Total liabilities, redeemable noncontrolling interests and equity	$3,320,416	$3,354,659	$3,502,668

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands, except share data)

	September 30, 2014	December 31, 2013	December 31, 2012
Closing market price of common stock	$21.63	$22.44	$21.01
Common stock shares
Basic common shares	122,747.168	117,646.807	116,938.373
Diluted common shares
Unvested restricted common shares (treasury method, closing price)	134.915	123.775	119.442
DownREIT units (convertible into shares)	—	93.656	93.656
Common stock options (treasury method, closing price)	121.276	251.611	284.173
Long term incentive plan performance awards (treasury method, closing price)	—	911.263	213.006
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	134,361.196	130,384.949	129,006.487

Equity market capitalization	$2,906,233	$2,925,838	$2,710,426

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,387,725	$1,502,291	$1,595,110
Cash and cash equivalents (2)	(73,821)	(36,495)	(27,858)
Net debt (1)	$1,313,904	$1,465,796	$1,567,252

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,387,725	$1,502,291	$1,595,110
Equity market capitalization	2,906,233	2,925,838	2,710,426
Total market capitalization	$4,293,958	$4,428,129	$4,305,536

Net debt to total market capitalization at applicable market price	30.6%	33.1%	36.4%

Gross real estate investments (3)	$3,292,723	$3,337,301	$3,482,806

Net debt to gross real estate investments	39.9%	43.9%	45.0%

(1) Includes $16.2 million of secured mortgage debt related to assets held for sale as of December 31, 2012.
(2) Includes restricted cash and cash held in escrow.
(3) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	Three months ended September 30,		Percent Change	Nine months ended September 30,			Percent Change
	2014	2013		2014		2013
REVENUE:
Minimum rent	$65,459	$62,541		$202,005		$183,877
Expense recoveries	19,112	18,630		58,503		56,896
Percentage rent	1,171	965		4,285		3,630
Management and leasing services	635	587		1,848		1,485
Total revenue	86,377	82,723	4.4%	266,641		245,888	8.4%
COSTS AND EXPENSES:
Property operating	22,120	21,990		66,519		65,887
Depreciation and amortization	26,182	20,555		80,115		65,085
General and administrative	11,524	9,552		31,310		28,119
Total costs and expenses	59,826	52,097	14.8%	177,944		159,091	11.9%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,551	30,626	(13.3)%	88,697		86,797	2.2%
OTHER INCOME AND EXPENSE:
Investment income	59	1,453		258		5,866
Equity in income of unconsolidated joint ventures	789	716		10,318		1,766
Other income	354	37		3,200		199
Interest expense	(15,860)	(16,923)		(48,846)		(50,860)
Amortization of deferred financing fees	(603)	(606)		(1,803)		(1,815)
Gain on extinguishment of debt	—	—		1,074		107
Impairment loss	—	(1,076)		(13,892)		(3,738)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	11,290	14,227		39,006		38,322
Income tax (provision) benefit of taxable REIT subsidiaries	(168)	384		(780)		363
INCOME FROM CONTINUING OPERATIONS	11,122	14,611	(23.9%)	38,226		38,685	(1.2%)
DISCONTINUED OPERATIONS:
Operations of income producing properties	(155)	1,130		(220)		4,653
Gain (loss) on disposal of income producing properties	82	(187)		3,234		36,672
Impairment loss	—	(2,713)		—		(2,841)
Income tax (provision) benefit of taxable REIT subsidiaries	(23)	210		(23)		(650)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(96)	(1,560)		2,991		37,834
Gain on sale of operating properties	9,775	—		10,658		—
NET INCOME	20,801	13,051	59.4%	51,875		76,519	(32.2%)
Net income attributable to noncontrolling interests - continuing operations	(2,503)	(2,481)		(9,715)		(7,685)
Net loss (income) attributable to noncontrolling interests - discontinued operations	9	1		12		(32)
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$18,307	$10,571	73.2%	$42,172		$68,802	(38.7%)
EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.14	$0.10		$0.32		$0.26
Discontinued operations	—	(0.01)		0.03		0.32
	$0.14	$0.09	55.6%	$0.34	*	$0.58	(41.4%)
EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.14	$0.10		$0.32		$0.26
Discontinued operations	—	(0.01)		0.03		0.32
	$0.14	$0.09	55.6%	$0.34	*	$0.58	(41.4%)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	118,860	117,538		118,119		117,320
Diluted	119,084	117,804		118,322		117,627
* Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended September 30,						Nine months ended September 30,
	2014			2013			2014			2013
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$65,459	$1	$65,460	$62,541	$2,313	$64,854	$202,005	$112	$202,117	$183,877	$11,074	$194,951
Expense recoveries	19,112	—	19,112	18,630	920	19,550	58,503	36	58,539	56,896	3,580	60,476
Percentage rent	1,171	—	1,171	965	24	989	4,285	—	4,285	3,630	77	3,707
Management and leasing services	635	—	635	587	—	587	1,848	—	1,848	1,485	—	1,485
Total revenue	86,377	1	86,378	82,723	3,257	85,980	266,641	148	266,789	245,888	14,731	260,619

COSTS AND EXPENSES:
Property operating	22,120	144	22,264	21,990	1,106	23,096	66,519	347	66,866	65,887	5,255	71,142
Depreciation and amortization	26,182	—	26,182	20,555	789	21,344	80,115	—	80,115	65,085	3,480	68,565
General and administrative	11,524	12	11,536	9,552	27	9,579	31,310	21	31,331	28,119	36	28,155
Total costs and expenses	59,826	156	59,982	52,097	1,922	54,019	177,944	368	178,312	159,091	8,771	167,862

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,551	(155)	26,396	30,626	1,335	31,961	88,697	(220)	88,477	86,797	5,960	92,757

OTHER INCOME AND EXPENSE:
Investment income	59	—	59	1,453	2	1,455	258	—	258	5,866	3	5,869
Equity in income of unconsolidated joint ventures	789	—	789	716	—	716	10,318	—	10,318	1,766	—	1,766
Other income	354	—	354	37	(1)	36	3,200	—	3,200	199	2	201
Interest expense	(15,860)	—	(15,860)	(16,923)	(206)	(17,129)	(48,846)	—	(48,846)	(50,860)	(630)	(51,490)
Amortization of deferred financing fees	(603)	—	(603)	(606)	—	(606)	(1,803)	—	(1,803)	(1,815)	—	(1,815)
Gain (loss) on extinguishment of debt	—	—	—	—	—	—	1,074	—	1,074	107	(682)	(575)
Impairment loss	—	—	—	(1,076)	(2,713)	(3,789)	(13,892)	—	(13,892)	(3,738)	(2,841)	(6,579)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	11,290	(155)	11,135	14,227	(1,583)	12,644	39,006	(220)	38,786	38,322	1,812	40,134
Income tax (provision) benefit of taxable REIT subsidiaries	(168)	(23)	(191)	384	210	594	(780)	(23)	(803)	363	(650)	(287)
INCOME FROM CONTINUING OPERATIONS	11,122	(178)	10,944	14,611	(1,373)	13,238	38,226	(243)	37,983	38,685	1,162	39,847
DISCONTINUED OPERATIONS:
Operations of income producing properties	(155)	155	—	1,130	(1,130)	—	(220)	220	—	4,653	(4,653)	—
Gain (loss) on disposal of income producing properties	82	(82)	—	(187)	187	—	3,234	(3,234)	—	36,672	(36,672)	—
Impairment loss	—	—	—	(2,713)	2,713	—	—	—	—	(2,841)	2,841	—
Income tax (provision) benefit of taxable REIT subsidiaries	(23)	23	—	210	(210)	—	(23)	23	—	(650)	650	—
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(96)	96	—	(1,560)	1,560	—	2,991	(2,991)	—	37,834	(37,834)	—
Gain (loss) on sale of operating properties	9,775	82	9,857	—	(187)	(187)	10,658	3,234	13,892	—	36,672	36,672
NET INCOME	20,801	—	20,801	13,051	—	13,051	51,875	—	51,875	76,519	—	76,519
Net income attributable to noncontrolling interests - continuing operations	(2,503)	9	(2,494)	(2,481)	1	(2,480)	(9,715)	12	(9,703)	(7,685)	(32)	(7,717)
Net loss (income) attributable to noncontrolling interests - discontinued operations	9	(9)	—	1	(1)	—	12	(12)	—	(32)	32	—
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$18,307	$—	$18,307	$10,571	$—	$10,571	$42,172	$—	$42,172	$68,802	$—	$68,802

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands, except number of properties)

	Three months ended September 30,		Percent Change	Nine months ended September 30,		Percent Change
	2014	2013		2014	2013
Total net operating income (1)
Total rental revenue	$85,743	$85,393	0.4%	$264,941	$259,134	2.2%
Property operating expenses	22,264	23,096	(3.6%)	66,866	71,142	(6.0%)
Net operating income	$63,479	$62,297	1.9%	$198,075	$187,992	5.4%

NOI margin (NOI / Total rental revenue)	74.0%	73.0%		74.8%	72.5%

Same-property cash NOI (2) (3)
Minimum rent	$49,998	$48,923		$148,220	$145,169
Expense recoveries	16,889	16,212		49,794	48,158
Percentage rent	967	751		3,549	3,002
Total rental revenue	$67,854	$65,886	3.0%	$201,563	$196,329	2.7%

Recoverable operating expenses (4)	$20,144	$19,302		$59,631	$57,292
Non-recoverable operating expenses	728	782		2,035	1,888
Bad debt expense	157	98		480	962
Total property operating expenses	21,029	20,182	4.2%	62,146	60,142	3.3%
Same property cash net operating income	$46,825	$45,704	2.5%	$139,417	$136,187	2.4%
Growth in same-property NOI	2.5%			2.4%

Same property physical occupancy (3)	94.1%	93.6%		94.2%	93.7%
Same property leased occupancy (3)	94.4%	94.3%		94.4%	94.4%

Number of properties included in analysis (3)	102			101

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income ("NOI"). NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool for both NOI and occupancy includes only those properties that the company consolidated, owned and operated for the entirety of both periods being compared and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(4) Recoverable operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED CONSOLIDATED EBITDA
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income	$20,801	$13,051	$51,875	$76,519
Depreciation and amortization	26,182	21,344	80,115	68,565
Interest expense	15,860	17,129	48,846	51,490
Amortization of deferred financing fees	603	606	1,803	1,815
(Gain) loss on extinguishment of debt	—	—	(1,074)	575
Acquisition/disposition costs (1)	158	790	1,813	2,054
Reorganization costs (2)	2,578	—	2,331	—
Impairment loss	—	3,789	13,892	6,579
(Gain) loss on sale of operating properties	(9,857)	187	(13,892)	(36,672)
Gain on sale of joint venture property (3)	—	—	(7,392)	—
Gain from fair value adjustment of equity interest in joint venture (4)	—	—	(2,807)	—
Income tax provision (benefit) of taxable REIT subsidiaries	191	(594)	803	287
Adjusted Consolidated EBITDA	$56,516	$56,302	$176,313	$171,212

Interest expense	$15,860	$17,129	$48,846	$51,490

Adjusted Consolidated EBITDA to interest expense	3.6	3.3	3.6	3.3

Fixed charges
Interest expense	$15,860	$17,129	$48,846	$51,490
Scheduled principal amortization (5)	1,966	1,979	5,938	5,953
Total fixed charges	$17,826	$19,108	$54,784	$57,443

Adjusted Consolidated EBITDA to fixed charges	3.2	2.9	3.2	3.0

Net Debt to Adjusted Consolidated EBITDA (6)	5.8	6.3	5.6	6.2

Amounts reported above include discontinued operations.
(1) Amounts include acquisition/disposition related expenses and severance costs incurred during the respective period.
(2) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CEO transition, severance, bonus payments and other costs associated with the reorganization announcement made on June 30, 2014.
(3) In January 2014, the property held by Vernola Marketplace JV, LLC was sold for $49.0 million, including the assumption of the existing mortgage of $22.9 million by the buyer. The joint venture recognized a gain of $14.7 million on the sale, of which the company's proportionate share was $7.4 million, including $1.6 million attributable to a noncontrolling interest, which is included in equity in income of unconsolidated joint ventures in the company's condensed consolidated statement of income for the nine months ended September 30, 2014.
(4) In January 2014, the company acquired Rockwood Capital's and Vestar Development Company's interests in Talega Village Center JV, LLC, the owner of Talega Village Center, a 102,000 square foot grocery-anchored shopping center located in San Clemente, California, for an additional equity investment of $6.2 million. Immediately prior to acquisition, the company remeasured the fair value of its equity interest in the joint venture and recognized a gain of $2.8 million, including $561,000 attributable to a noncontrolling interest, which is included in other income in the company's condensed consolidated statement of income for the nine months ended September 30, 2014.
(5) Excludes balloon payments upon maturity.
(6) Adjusted Consolidated EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Net income attributable to Equity One, Inc.	$18,307	$10,571	$42,172	$68,802
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	25,886	21,115	79,206	67,871
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	1,020	1,041	3,141	3,202
(Gain) loss on disposal of depreciable assets, net of tax (1)	(9,857)	155	(13,862)	(35,471)
Pro-rata share of gains on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest (2)	—	—	(8,007)	—
Impairments of depreciable real estate, net of tax (1)	—	3,000	13,892	3,215
Funds From Operations	35,356	35,882	116,542	107,619
Earnings attributed to noncontrolling interest (3)	2,499	2,499	7,497	7,497
Funds From Operations Available to Diluted Common Shareholders	37,855	38,381	124,039	115,116
Transaction costs associated with acquisition and disposition activity, net of tax (1)	158	790	1,813	2,054
Impairment of goodwill and land held for development	—	138	—	2,658
Reorganization costs (4)	2,578	—	2,331	—
(Gain) loss on debt extinguishment, net of tax (1)	—	—	(742)	575
Gain on land and outparcel sales, net of controlling interests (1)	—	—	(30)	(461)
Recurring Funds From Operations Available to Diluted Common Shareholders	$40,591	$39,309	$127,411	$119,942

(1) Includes amounts classified as discontinued operations.
(2) Includes the remeasurement of the fair value of the company's equity interest in Talega Village Center JV, LLC, the owner of Talega Village Center, of $2.2 million, net of the related noncontrolling interest, for the nine months ended September 30, 2014. See footnote 4 on page 11.
(3) Represents earnings attributed to convertible units held by Liberty International Holdings Limited ("LIH"). Although these convertible units are excluded from the calculation of earnings per diluted share, FFO available to diluted shareholders includes earnings allocated to LIH, as the inclusion of these units is dilutive to FFO per diluted share.
(4) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CEO transition, severance, bonus payments and other costs associated with the reorganization announcement made on June 30, 2014.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and nine months ended September 30, 2014 and 2013 (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Earnings per diluted share attributable to Equity One, Inc.	$0.14	$0.09	$0.34	$0.58
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.20	0.16	0.61	0.53
Earnings attributed to noncontrolling interest (1)	0.02	0.02	0.06	0.06
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	—	(0.01)	(0.04)
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	0.01	0.01	0.02	0.02
Gain on disposal of depreciable assets, net of tax	(0.08)	—	(0.11)	(0.28)
Pro-rata share of gains on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest	—	—	(0.06)	—
Impairments of depreciable real estate, net of tax	—	0.02	0.11	0.02
Funds From Operations per Diluted Common Share	$0.29	$0.30	$0.96	$0.89

Funds From Operations per Diluted Share	$0.29	$0.30	$0.96	$0.89
Transaction costs associated with acquisition and disposition activity, net of tax	—	—	0.01	0.02
Impairment of goodwill and land held for development	—	—	—	0.02
Reorganization costs	0.02	—	0.02	—
Gain on debt extinguishment, net of tax	—	—	(0.01)	—
Recurring Funds From Operations per Diluted Common Share	$0.31	$0.30	$0.98	$0.93
Weighted average diluted shares (in thousands) (3)	130,441	129,161	129,680	128,985

(1) Represents earnings attributed to convertible units held by LIH, which have been excluded for purposes of calculating earnings per diluted share. The computation of FFO and Recurring FFO include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for earnings allocated to unvested shares and shares issuable to LIH and for the rounding of the individual calculations.
(3) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into the company's common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and nine months ended September 30, 2014 and 2013 (unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Certain non-cash items:
Amortization of deferred financing fees	$603	$606	$1,803	$1,815
Accretion of below market lease intangibles, net	3,773	3,199	15,654	9,339
Share-based compensation expense	3,370	1,487	5,350	4,652
Straight line rent	1,055	866	2,794	1,827
Capitalized interest	1,452	590	3,624	2,236
Amortization of premium on notes payable, net	625	551	1,887	1,882

Capital expenditures:
Tenant improvements and allowances	$5,269	$2,410	$13,469	$8,821
Leasing commissions and costs	2,156	1,793	6,291	6,132
Developments	9,318	8,102	27,181	14,003
Redevelopments	12,196	9,413	24,221	15,983
Maintenance capital expenditures	1,534	1,804	5,690	3,132
Total capital expenditures	$30,473	$23,522	$76,852	$48,071

	September 30, 2014	December 31, 2013
Other assets:
Lease intangible assets, net	$109,766	$117,200
Leasing commissions, net	37,826	38,296
Prepaid expenses and other receivables	29,430	26,763
Straight-line rent receivables, net	23,448	21,490
Deferred financing costs, net	6,544	8,347
Deposits and mortgage escrow	9,535	7,763
Furniture, fixtures and equipment, net	3,853	4,406
Fair value of interest rate swaps	1,731	2,944
Deferred tax asset	2,326	2,390
Total other assets	$224,459	$229,599

Accounts payable and other liabilities:
Lease intangible liabilities, net	$161,505	$167,777
Prepaid rent	9,364	9,450
Accounts payable and other	65,643	53,311
Total accounts payable and other liabilities	$236,512	$230,538

Cash and Maximum Available Under Lines of Credit as of 9/30/14:
Cash and cash equivalents - unrestricted	$73,571
Available under lines of credit (inclusive of amounts drawn)	452,600
Total Available Funds	$526,171

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of September 30, 2014 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Albertsons / Shaw's / Star Market	8	B2/B+	512,956	3.4%	$9,420,251	3.7%	$18.36	2.2
Publix	25	N/A	1,046,045	6.9%	8,165,476	3.2%	7.81	6.4
L.A. Fitness	8	B2/B	356,609	2.4%	6,456,405	2.5%	18.10	8.0
Food Emporium / Pathmark	2	N/A/CCC	88,018	0.6%	5,528,860	2.2%	62.82	12.5
TJ Maxx / Homegoods / Marshalls	12	A3/A+	342,331	2.3%	5,515,417	2.2%	16.11	5.1
Bed Bath & Beyond / Cost Plus	11	Baa1/A-	342,496	2.3%	4,879,796	1.9%	14.25	3.0
Barneys New York	1	N/A	56,870	0.4%	4,500,000	1.8%	79.13	22.9
CVS Pharmacy	13	Baa1/BBB+	156,817	1.0%	4,013,476	1.6%	25.59	8.9
Sports Authority	4	B3/N/A	108,391	0.7%	3,753,410	1.5%	34.63	7.2
The Gap / Old Navy	7	Baa3/BBB-	115,187	0.8%	3,723,148	1.5%	32.32	6.9
Office Depot / Office Max	9	B2/B-	233,429	1.5%	3,708,202	1.4%	15.89	2.4
Costco	1	A1/A+	148,295	1.0%	3,114,245	1.2%	21.00	4.9
Staples	7	Baa2/BBB-	144,726	0.9%	2,724,669	1.1%	18.83	3.7
Safeway / Vons	3	Baa3/BBB	146,439	1.0%	2,490,140	1.0%	17.00	6.4
Trader Joe's	6	N/A	70,487	0.5%	2,431,722	1.0%	34.50	7.7
Dick's Sporting Goods	1	A/N/A	83,777	0.5%	2,246,886	0.9%	26.82	10.4
Winn Dixie	7	N/A	306,826	2.0%	2,198,864	0.9%	7.17	2.1
The Container Store	2	B2/B	49,661	0.3%	2,174,212	0.9%	43.78	8.0
Best Buy	4	Baa2/BB	142,831	0.9%	2,104,708	0.8%	14.74	1.7
Wal-Mart	2	Aa2/AA	154,516	1.0%	1,964,575	0.8%	12.71	6.2
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	7.0
Target	1	A2/A	160,346	1.0%	1,924,152	0.7%	12.00	3.8
Academy Sports	3	N/A	186,603	1.2%	1,880,454	0.7%	10.08	10.6
Whole Foods	2	N/A/BBB-	85,907	0.6%	1,845,883	0.7%	21.49	10.2
Kroger	6	Baa2/BBB	270,258	1.8%	1,838,807	0.7%	6.80	3.8

Total top twenty-five tenants	147		5,385,239	35.5%	$90,562,538	35.7%	$16.82	6.9
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of September 30, 2014. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options and executed renewals prior to commencement of renewal term. Total top twenty-five tenants is weighted based on annualized minimum rent.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three and nine months ended September 30, 2014 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread (1)	Same Space TIs PSF (3)
Three months ended September 30, 2014:
New Leases (1)	52	177,147	39	80,489	$19.81	$20.27	2.3%	$15.05
Renewals & Options (6)	70	418,542	70	418,542	$11.38	$12.69	11.5%	$0.48
Total New, Renewals & Options (2)	122	595,689	109	499,031	$12.74	$13.91	9.2%	$2.83

Nine months ended September 30, 2014: (4)
New Leases (1)(5)	136	579,353	89	268,114	$17.91	$17.72	(1.1)%	$12.60
Renewals & Options (6)	217	1,204,931	216	1,198,331	$14.89	$15.85	6.4%	$0.49
Total New, Renewals & Options (2)(5)	353	1,784,284	305	1,466,445	$15.45	$16.19	4.8%	$2.70

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties and non-retail properties.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Rent spreads for the nine months ended September 30, 2014 exclude leases signed in previous periods for properties that were subsequently sold.
(5) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases of 8.4% on a same space basis, and rent spreads from new leases, renewals and options of 6.8% on a same space basis. Excluding the new anchor lease at Park Promenade, same space tenant improvements per square foot for new leases were $15.09.
(6) The spread on negotiated renewals, excluding automatic renewal options, was 15.7% and 9.0% for the three and nine months ended September 30, 2014, respectively.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2014 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	2	37,200	0.4%	$9.74	80	157,055	3.4%	$19.39	82	194,255	1.4%	$17.54
2014	10	363,785	4.1%	8.50	100	224,987	4.9%	20.60	110	588,772	4.4%	13.13
2015	40	1,055,026	11.8%	8.45	273	652,447	14.2%	24.07	313	1,707,473	12.6%	14.42
2016	44	1,552,126	17.4%	12.48	277	612,667	13.4%	26.70	321	2,164,793	16.0%	16.50
2017	34	980,116	11.0%	13.68	290	592,765	12.9%	28.37	324	1,572,881	11.7%	19.22
2018	26	826,814	9.3%	11.65	171	465,320	10.2%	27.79	197	1,292,134	9.6%	17.46
2019	29	1,316,344	14.8%	11.02	157	427,644	9.3%	27.64	186	1,743,988	12.9%	15.09
2020	12	354,337	4.0%	14.64	54	138,555	3.0%	31.48	66	492,892	3.6%	19.37
2021	10	182,749	2.1%	19.01	35	107,709	2.4%	39.39	45	290,458	2.2%	26.57
2022	14	432,286	4.8%	14.98	38	130,744	2.9%	35.75	52	563,030	4.2%	19.80
2023	15	332,283	3.7%	24.33	36	114,988	2.5%	42.93	51	447,271	3.3%	29.11
Thereafter	41	1,389,409	15.6%	17.76	87	290,698	6.4%	37.06	128	1,680,107	12.5%	21.10
Sub-total / Avg.	277	8,822,475	99.0%	13.28	1,598	3,915,579	85.5%	28.17	1,875	12,738,054	94.4%	17.86
Vacant	5	91,107	1.0%	N/A	338	664,769	14.5%	N/A	343	755,876	5.6%	N/A
Total / Avg.	282	8,913,582	100.0%	N/A	1,936	4,580,348	100.0%	N/A	2,218	13,493,930	100.0%	N/A
Note: The above schedule excludes properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY STATE
As of September 30, 2014 (unaudited)

State	# of Properties	Total SF	AMR	% of AMR
South Florida	35	4,418,173	$65,958,165	30.5%
North Florida	17	1,886,187	21,993,105	10.1%
Total Florida	52	6,304,360	87,951,270	40.6%
California	10	2,131,709	47,574,914	22.0%
Connecticut	8	983,845	19,219,004	8.9%
New York	5	576,910	18,912,661	8.7%
Georgia	10	1,057,278	15,140,553	7.0%
Massachusetts	7	602,929	11,068,934	5.1%
Louisiana	11	1,186,358	10,038,565	4.6%
Maryland	1	214,030	3,871,680	1.8%
North Carolina	3	436,511	2,783,605	1.3%

Total	107	13,493,930	$216,561,186	100.0%

Note: The above schedule excludes properties under development/redevelopment, non-retail properties and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
FLORIDA
SOUTH FLORIDA
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$27.65
Bird Ludlum	Miami	1988 / 1998	192,274	91.9%	42	6	44,400	Winn-Dixie	12/30/2017	CVS Pharmacy / Goodwill	$20.19
Bluffs Square	Jupiter	1986	123,917	81.5%	23	8	39,795	Publix	10/22/2016	Walgreens	$13.38
Cashmere Corners	Port St. Lucie	2001	89,234	92.1%	12	4	61,448	Albertsons*	4/30/2025		$7.70
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.76
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	86.7%	13	4				Office Depot / Walgreens	$26.91
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.8%	39	10	39,795	Publix	12/4/2015	Stein Mart	$14.27
Crossroads Square	Pembroke Pines	1973	81,587	84.0%	14	9				CVS Pharmacy / Goodwill / Party City	$19.17
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	90.3%	28	6	50,032	Publix	12/5/2019	Beall’s Outlet	$14.51
Hammocks Town Center	Miami	1987 / 1993	168,834	98.3%	35	2	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky's Gym	$15.42
Homestead (2)	Homestead	2014	4,580	100.0%	1	—					$21.83
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	11	—					$21.99
Lago Mar	Miami	1995	82,613	94.1%	15	3	42,323	Publix	9/13/2015	You Fit Health Club	$13.89
Lantana Village	Lantana	1976 / 1999	181,780	97.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.61
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	14	3				Regal Cinemas / Deal$	$12.26
Pavilion	Naples	1982 / 2001 / 2011	167,745	88.1%	31	10				Paragon Theaters / L.A. Fitness / Anthony's	$17.61
Pine Island	Davie	1999	255,818	93.9%	38	6	39,943	Publix	11/30/2018	Burlington Coat Factory / Staples / You Fit Health Club	$13.68
Pine Ridge	Coral Springs	1986 / 1998 / 2013	117,744	96.8%	22	2	17,441	The Fresh Market	7/31/2019	Ulta Beauty / Bed, Bath & Beyond / Marshalls	$16.25
Point Royale	Miami	1970 / 2000	181,381	97.0%	23	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$12.78
Prosperity Centre	Palm Beach Gardens	1993	123,614	96.7%	10	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$18.59

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Ridge Plaza		Davie	1984 / 1999	155,204	96.3%	22	4				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$12.40
Salerno Village		Stuart	1987	4,800	100.0%	1	—					$14.38
Sawgrass Promenade		Deerfield Beach	1982 / 1998	107,092	90.0%	20	5	36,464	Publix	12/15/2019	Walgreens / Dollar Tree	$11.52
Sheridan Plaza		Hollywood	1973 / 1991	508,455	97.4%	57	6	65,537	Publix	10/9/2016	Kohl's / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$16.35
Shoppes of Oakbrook		Palm Beach Gardens	1974 / 2000 / 2003	199,633	95.6%	24	6	44,400	Publix	11/30/2020	Stein Mart / Homegoods* (Tuesday Morning) / CVS Pharmacy / Bassett Furniture / Duffy's	$14.87
Shoppes of Silverlakes		Pembroke Pines	1995 / 1997	126,789	88.7%	30	7	47,814	Publix	6/14/2015	Goodwill	$17.18
Shops at Skylake		North Miami Beach	1999 / 2005 / 2006	287,168	96.8%	46	4	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$19.84
Shops at St. Lucie		Port St. Lucie	2006	19,363	78.0%	7	3					$19.39
Tamarac Town Square		Tamarac	1987	124,585	87.7%	29	10	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$12.06
Waterstone		Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$15.10
West Bird		Miami	1977 / 2000	99,864	94.5%	26	2	37,949	Publix	8/31/2020	CVS Pharmacy	$16.35
West Lake Plaza		Miami	1984 / 2000	100,747	93.9%	25	2	46,216	Winn-Dixie	5/22/2016	CVS Pharmacy	$14.61
Westport Plaza		Davie	2002	49,533	96.6%	9	1	27,887	Publix	11/30/2022		$18.07
Young Circle		Hollywood	1962 / 1997	64,574	95.5%	8	1	23,124	Publix	11/30/2016	Walgreens	$15.55
TOTAL SHOPPING CENTERS SOUTH FLORIDA (35)				4,418,173	93.9%	721	132	923,970				$15.90

NORTH FLORIDA
Alafaya Village	NF	Orlando	1986	38,118	73.5%	12	4					$21.11
Atlantic Village (5)	NF	Atlantic Beach	1984 / 1996 / 2014	104,687	92.3%	21	7				L.A. Fitness / Jo-Ann Fabric	$15.38
Beauclerc Village	NF	Jacksonville	1962 / 1988	68,846	93.1%	7	4				Big Lots / Goodwill / Beall's Outlet	$9.73
Charlotte Square	NF	Port Charlotte	1980	96,626	72.1%	13	12				Seafood Buffet / Walmart	$9.54
Ft. Caroline	NF	Jacksonville	1985 / 1995	77,185	100.0%	7	—	45,500	Winn-Dixie	5/31/2020	Citi Trends	$7.32
Glengary Shoppes	NF	Sarasota	1995	92,844	100.0%	6	—				Best Buy / Barnes & Noble	$20.64

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Mandarin Landing	NF	Jacksonville	1976	139,580	88.6%	21	8	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.82
Old King Commons	NF	Palm Coast	1988	84,759	97.4%	14	2				Staples / Beall's Outlet / Planet Fitness	$9.88
Pablo Plaza	NF	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	82.2%	17	12	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.75
Park Promenade	NF	Orlando	1987 / 2000	128,848	92.6%	16	7				Innovation Charter School / Dollar General / Rose's	$6.35
Ryanwood	NF	Vero Beach	1987	114,925	83.9%	21	11	39,795	Publix	3/23/2017	Beall's Outlet / Books-A-Million	$11.28
South Beach	NF	Jacksonville Beach	1990 / 1991	307,873	91.5%	32	11	12,517	Trader Joe's	10/31/2024	Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$13.14
South Point Center	NF	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.97
Sunlake	NF	Tampa	2008	97,546	89.0%	20	6	47,000	Publix	12/31/2028		$19.36
Town & Country	NF	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.16
Treasure Coast	NF	Vero Beach	1983	133,779	100.0%	24	—	61,450	Publix	7/31/2026	TJ Maxx	$13.71
Unigold Shopping Center	NF	Winter Park	1987	114,127	90.0%	16	8	52,500	Winn-Dixie	4/30/2017	You Fit	$11.91
TOTAL SHOPPING CENTERS NORTH FLORIDA (17)				1,886,187	90.5%	270	98	440,885				$12.88

TOTAL SHOPPING CENTERS FLORIDA (52)				6,304,360	92.9%	991	230	1,364,855				$15.02

CALIFORNIA
Circle Center West		Long Beach	1989	64,364	97.8%	15	1				Marshalls	$21.18
Culver Center		Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$28.68
Marketplace Shopping Center		Davis	1990	111,156	99.1%	22	1	35,018	Safeway	7/31/2019	Petco / CVS Pharmacy	$23.09
Plaza Escuela		Walnut Creek	2002	153,565	98.8%	23	1				Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority / Uniqlo	$43.42
Pleasanton Plaza (2)		Pleasanton	1981	163,469	95.4%	19	4				JC Penney / Cost Plus / Design's School of Cosmetology / Office Max	$12.61
Potrero		San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$30.15
Ralph's Circle Center		Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$17.48

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Serramonte	Daly City	1968	882,938	97.7%	96	9				Macy's / JC Penney / Target / Daiso / H&M / Forever 21 / Uniqlo / Dick's Sporting /Crunch Gym	$19.26
Talega Village Center (2)	San Clemente	2007	102,270	97.7%	24	2	46,000	Ralph's	12/31/2027		$20.36
Von’s Circle Center	Long Beach	1972	150,822	98.9%	23	1	51,855	Von’s	7/31/2022	Rite Aid / Ross	$17.31
TOTAL SHOPPING CENTERS CALIFORNIA (10)			2,131,709	98.0%	291	22	264,039				$22.77

CONNECTICUT
Brookside Plaza	Enfield	1985 / 2006	214,030	95.3%	25	1	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples / Petsmart	$13.89
Compo Acres	Westport	1960 / 2011	42,796	100.0%	16	—	11,731	Trader Joe’s	2/28/2022		$48.07
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl's / Rite Aid	$13.71
Darinor Plaza	Norwalk	1978	153,135	100.0%	14	—				Kohl's / Old Navy / Party City	$17.84
Danbury Green	Danbury	1985 / 2006	124,095	100.0%	11	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW / Danbury Hilton Garden Inn	$21.53
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/31/2017		$45.02
Southbury Green	Southbury	1979 / 2002	156,215	91.6%	20	4	60,113	ShopRite	7/31/2022	Staples	$21.61
The Village Center (2)	Westport	1969-1973 / 2009-2010	89,041	85.9%	21	6	22,052	The Fresh Market	10/31/2024		$31.37
TOTAL SHOPPING CENTERS CONNECTICUT (8)			983,845	96.4%	120	11	232,896				$20.27

NEW YORK
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$106.86
90-30 Metropolitan	Queens	2007	59,815	100.0%	5	—	12,898	Trader Joe's	1/31/2023	Staples / Michael’s	$30.03
1225-1239 Second Avenue	Manhattan	1964 / 1987	18,474	91.3%	4	2				CVS Pharmacy	$103.56
Clocktower Plaza	Queens	1985 / 1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.09
Westbury Plaza	Westbury	1993 / 2004	394,451	100.0%	12	—				Costco / Marshalls / Sports Authority / Walmart / Olive Garden / Thomasville Furniture	$23.09
TOTAL SHOPPING CENTERS NEW YORK (5)			576,910	99.7%	30	2	100,916				$32.87

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
GEORGIA
BridgeMill	Canton	2000	89,102	89.0%	23	6	37,888	Publix	1/31/2020		$16.21
Buckhead Station	Atlanta	1996	233,739	98.3%	13	2				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta Beauty / Nordstrom Rack	$21.45
Chastain Square	Atlanta	1981 / 2001	91,637	96.6%	24	2	37,366	Publix	5/31/2024		$18.49
Hairston Center	Decatur	2000	13,000	69.2%	5	3					$12.19
Hampton Oaks	Fairburn	2009	20,842	53.8%	5	6					$10.97
Market Place	Norcross	1976	73,686	52.6%	17	6					$15.81
McAlpin Square	Savannah	1979	173,952	97.6%	23	2	43,600	Kroger	8/31/2015	Big Lots / Habitat for Humanity / Savannah-Skidaway	$8.20
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	—	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$19.76
Wesley Chapel	Decatur	1989	164,153	83.9%	18	11	32,000	Little Giant	6/30/2019	Everest Institute* / Deal$ / Planet Fitness	$8.42
Williamsburg at Dunwoody	Dunwoody	1983	44,928	88.9%	23	4					$22.15
TOTAL SHOPPING CENTERS GEORGIA (10)			1,057,278	90.4%	179	42	206,374				$15.83

MASSACHUSETTS
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s *	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw's	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$24.95
Webster Plaza	Webster	1963 / 1998	201,425	95.2%	13	2	56,766	Shaw’s *	2/28/2023	Kmart	$7.11
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,366	97.7%	11	2	54,928	Shaw's	1/2/2016		$26.30
TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,929	98.1%	30	4	434,532				$18.71

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
LOUISIANA
Ambassador Row	Lafayette	1980 / 1991	194,678	83.5%	24	2				Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics / Tuesday Morning	$11.00
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	149,454	85.4%	19	4				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Tuesday Morning	$10.42
Bluebonnet Village	Baton Rouge	1983	101,585	99.8%	23	3	33,387	Matherne’s	11/30/2020	Office Depot	$12.43
Boulevard (3)	Lafayette	1976 / 1994	68,012	100.0%	14	—				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.39
Country Club Plaza (3)	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.88
Crossing (3)	Slidell	1988 / 1993	113,989	92.8%	10	5	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.00
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$9.89
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2020	Fred's Store	$4.39
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke's Outlet / Harbor Freight Tools / Fred's Store / Ideal Market	$6.31
Siegen Village	Baton Rouge	1988	170,416	100.0%	20	—				Office Depot / Big Lots / Dollar Tree / Planet Fitness / Party City	$10.49
Tarpon Heights	Galliano	1982	56,605	84.3%	8	1				Stage / Dollar General	$5.92
TOTAL SHOPPING CENTERS LOUISIANA (11)			1,186,358	93.3%	150	17	153,298				$9.07

MARYLAND
Westwood Complex (2)	Bethesda	1958-1960 / 1990 / 2001	214,030	93.5%	38	7	55,000	Giant Foods	11/30/2019	Bowlmor Lanes / CITGO	$19.35
TOTAL SHOPPING CENTERS MARYLAND (1)			214,030	93.5%	38	7	55,000				$19.35

NORTH CAROLINA
Centre Pointe Plaza	Smithfield	1989	159,259	100.0%	23	1				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.46
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.47
Thomasville Commons	Thomasville	1991	148,754	91.5%	11	3	32,000	Ingles	9/30/2017	Kmart	$5.45
TOTAL SHOPPING CENTERS NORTH CAROLINA (3)			436,511	95.1%	46	8	85,538				$6.71

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO (107)			13,493,930	94.4%	1,875	343	2,897,448				$17.00

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

		Year	Total		Number		Supermarket anchor
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration
Property	City, State	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants
NON-RETAIL PROPERTIES (2)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
Banco Popular Office Building	Miami, FL	1971	32,737	72.0%	12	7
Westwood - Manor Care	Bethesda, MD	1976	41,123	100.0%	1	—				Manor Care
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	100.0%	2	—				Housing Opportunities

TOTAL NON-RETAIL PROPERTIES (4) (2)			315,380	92.8%	16	8

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (111)			13,809,310	94.4%	1,891	351	2,897,448

DEVELOPMENTS, REDEVELOPMENTS & LAND (15) (2)
Developments	See Schedule on Page 28.
Redevelopments	See Schedule on Page 28.
Land Held for Development (4)

TOTAL CONSOLIDATED - 126 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Expiration date of the current lease term, excluding any renewal options.
(2) Not included in the NOI same property pool for the three and nine months ended September 30, 2014.
(3) Property is classified as held for sale.
(4) The total carrying value of land held for development as of September 30, 2014 is $28.2 million.
(5) Not included in the NOI same property pool for the nine months ended September 30, 2014.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS
For the nine months ended September 30, 2014 (unaudited)
(in thousands, except for square footage)

2014 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed
July 30, 2014	West Roxbury - land parcel	West Roxbury	MA	1.38	(1)	$5,250	$—
January 31, 2014	Williamsburg at Dunwoody - Outparcel	Dunwoody	GA	0.14	(1)	350	—
January 23, 2014	Talega Village Center	San Clemente	CA	102,282		22,750	11,353
January 16, 2014	Westwood Shopping Center	Bethesda	MD	101,584		65,012	—
January 16, 2014	Westwood Center II	Bethesda	MD	53,293		15,073	—
Total Purchased						$108,435	$11,353

See footnotes on page 27.

EQUITY ONE, INC.
REAL ESTATE DISPOSITIONS
For the nine months ended September 30, 2014 (unaudited)
(in thousands, except for square footage)

2014 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain (Loss) on Sale
Income producing properties sold
September 30, 2014	Walden Woods	Plant City	FL	72,950	$4,640	$1,388
September 23, 2014	4101 South I-85 Industrial	Charlotte	NC	188,513	4,500	1,810
August 1, 2014	Shoppes of North Port	North Port	FL	84,705	7,000	175
July 11, 2014	New Smyrna Beach	New Smyrna Beach	FL	118,451	16,000	4,935
July 11, 2014	Shoppes at Andros Isle	West Palm Beach	FL	79,420	11,000	(4)
July 11, 2014	Mariners Crossing	Spring Hill	FL	97,812	8,540	1,830
July 11, 2014	Forest Village	Tallahassee	FL	71,526	7,000	(238)
July 11, 2014	Smyth Valley Crossing	Marion	VA	126,841	5,800	(25)
June 30, 2014	Riverside Square	Coral Springs	FL	103,241	12,380	(41)
June 30, 2014	Oaktree Plaza	North Palm Beach	FL	23,745	4,000	106
June 17, 2014	Sunpoint Shopping Center	Ruskin	FL	132,374	7,250	8
April 7, 2014	Salerno Village Square	Stuart	FL	77,677	8,646	1,059
March 27, 2014	Daniel Village	Augusta	GA	172,438	10,125	(288)
February 27, 2014	Brawley Commons	Charlotte	NC	119,189	5,450	—	(2)
January 10, 2014	Oak Hill Village	Jacksonville	FL	78,492	6,850	3,100
	Other				—	85	(3)

Total Sold					$123,056	$13,892

Note: The above schedules reflect only acquisition and disposition activity related to consolidated properties, and exclude activity related to unconsolidated joint ventures.

(1) In acres
(2) The property was encumbered by a $6.5 million mortgage loan which matured on July 1, 2013. In conjunction with the sale of the property, the lender accepted the proceeds from the sale as full repayment of the loan.
(3) Includes gains on the release of escrow deposits from prior year dispositions.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2014 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 9/30/14		Balance to Complete (Gross Cost)
Active Developments
Broadway Plaza	Bronx, NY	148,293	148,293	TJ Maxx / Sports Authority / Aldi / Party City / Blink Fitness	1Q16	$66,522	$66,522		$52,204		$14,318
Subtotal		148,293	148,293			66,522	66,522		52,204		14,318
Active Redevelopments
101 7th Avenue	Manhattan, NY	56,870	56,870	Barneys New York	1Q16	12,453	12,453		3,312		9,141
Alafaya Commons	Orlando, FL	66,955	132,058	Academy Sports	1Q15	7,502	7,502		1,126		6,377
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	2Q15	8,109	7,608		4,398		3,711
Kirkman Shoppes	Orlando, FL	57,422	116,047	L.A. Fitness / Walgreens	3Q15	13,094	13,094		6,845		6,249
Lake Mary Centre	Lake Mary, FL	112,766	336,163	Ross / The Fresh Market / Academy Sports	2Q15 (6)	12,513	12,513		5,607		6,906
Willows Shopping Center	Concord, CA	48,621	252,127	Ulta Beauty / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460		7,675		5,785
Subtotal		396,419	1,000,744			67,131	66,630		28,963		38,169
Total Active Developments and Redevelopments		544,712	1,149,037			133,653	133,152		81,167		52,487
Developments and Redevelopments Pending Twelve Month Stabilization
Boca Village Square	Boca Raton, FL	42,012	92,394	CVS Pharmacy	3Q14	11,161	10,911		9,088		2,073
Serramonte Shopping Center (7)	Daly City, CA	83,777	882,938	Dick's Sporting Goods	2Q14	19,270	17,987		19,470		—
The Gallery at Westbury	Westbury, NY	311,705	311,705	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet / Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta Beauty / Home Goods	4Q13	149,600	128,600	(8)	144,695		4,905
Subtotal		437,494	1,287,037			180,031	157,498		173,253		6,978
Total Development and Redevelopment Activity		982,206	2,436,074			$313,684	$290,650		$254,420	(9)	$59,465

(1) Project GLA is subject to change based upon build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of the center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be substantially complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in the company's same property pool, which is normally one year from rent commencement.
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Stabilization date is based on the expected commencement of rent for Academy Sports as part of the second phase of the redevelopment. The first phase comprised of adding Ross and The Fresh Market, which represents 50,000 square feet of the 113,000 square feet under redevelopment, was stabilized in 2Q14.
(7) This property is included in the same property pool as of September 30, 2014; however, the income from Dick's Sporting Goods will be excluded from the company's calculation of same property NOI until full year stabilization in 3Q15.
(8) Estimated net cost includes estimate of tax refunds for eligible costs incurred as part of the company's participation in New York State's Brownfield Cleanup Program.
(9) Includes an aggregate of $12.9 million in costs incurred but not yet funded as of September 30, 2014.

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2014 and December 31, 2013 and 2012 (unaudited)
(in thousands)

	September 30, 2014	December 31, 2013	December 31, 2012
Fixed rate debt	$1,137,725	$1,161,291	$1,173,110
Variable rate debt - swapped to fixed rate	250,000	250,000	250,000
Variable rate debt - unhedged	—	91,000	172,000
Total debt	$1,387,725	$1,502,291	$1,595,110

% Fixed rate debt	82.0%	77.3%	73.5%
% Variable rate debt - swapped to fixed rate	18.0%	16.6%	15.7%
% Variable rate debt - unhedged	—%	6.1%	10.8%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$406,589	$430,155	$441,974
Unsecured debt	981,136	1,072,136	1,153,136
Total debt	$1,387,725	$1,502,291	$1,595,110

% Secured mortgage debt	29.3%	28.6%	27.7%
% Unsecured debt	70.7%	71.4%	72.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$4,293,958	$4,428,129	$4,305,536

% Secured mortgage debt	9.5%	9.7%	10.3%
% Unsecured debt	22.8%	24.2%	26.8%
Total debt : Total market capitalization	32.3%	33.9%	37.1%

Weighted average interest rate on secured mortgage debt (1)	5.94%	5.99%	6.09%
Weighted average interest rate on unsecured senior notes (1)	5.02%	5.02%	5.02%
Interest rate on term loan	3.17%	3.17%	3.37%
Weighted average interest rate on total debt (1) (2)	4.96%	4.99%	5.06%
Weighted average interest rate on revolving credit facilities (1)	—%	1.30%	1.77%

Weighted average maturity on secured mortgage debt	3.9 years	4.3 years	5.2 years
Weighted average maturity on unsecured senior notes	4.6 years	5.3 years	6.3 years
Maturity on term loan	4.4 years	5.1 years	6.1 years
Weighted average maturity on total debt (2)	4.3 years	5.0 years	5.9 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted average interest rate on total debt excludes amounts drawn under the revolving credit facility, which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of September 30, 2014 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2014	$2,021	$—	$—	$—	$—	$602	$2,623	—%		0.2%
2015	7,956	58,302	—	107,505	—	1,557	175,320	5.3%	(1)	12.6%
2016	7,588	120,824	—	105,230	—	915	234,557	6.0%		16.8%
2017	6,884	64,000	—	218,401	—	640	289,925	6.0%		20.8%
2018	7,110	54,754	—	—	—	269	62,133	6.3%		4.5%
2019	5,914	18,330	—	—	250,000	122	274,366	3.4%		19.7%
2020	5,875	—	—	—	—	(19)	5,856	—%		0.4%
2021	5,835	12,561	—	—	—	(62)	18,334	5.9%		1.3%
2022	5,610	—	—	300,000	—	(78)	305,532	3.8%		22.0%
Thereafter	19,011	4,014	—	—	—	36	23,061	7.9%		1.7%
Total	$73,804	$332,785	$—	$731,136	$250,000	$3,982	$1,391,707	4.9%	(1)	100.0%

(1) Excludes the revolving credit facility, which has no outstanding balance as of September 30, 2014.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		September 30, 2014	December 31, 2013	Percent of Overall Debt Maturing
Mortgage Debt
Brawley Commons (1)	07/01/2013	6.250%		—	6,485	—%
South Point	07/10/2014	5.720%		—	6,666	—%
Marketplace Shopping Center	02/19/2015	6.250%		—	15,934	—%
Southbury Green	01/05/2015	5.200%		21,000	21,000	1.5%
Darinor Plaza	04/01/2015	5.370%		18,059	18,322	1.3%
Pleasanton Plaza	06/01/2015	5.316%		19,719	19,968	1.4%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.8%
1225-1239 Second Avenue	06/01/2016	6.325%		16,300	16,457	1.2%
Glengary Shoppes	06/11/2016	5.750%		15,595	15,808	1.1%
Magnolia Shoppes	07/11/2016	6.160%		13,361	13,558	1.0%
Willows Shopping Center	10/11/2016	5.900%		53,993	54,544	3.9%
Culver Center	05/06/2017	5.580%		64,000	64,000	4.6%
Sheridan Plaza	10/10/2018	6.250%		59,718	60,500	4.3%
1175 Third Avenue	05/01/2019	7.000%		6,577	6,765	0.5%
The Village Center	06/01/2019	6.250%		15,333	15,618	1.1%
BridgeMill	05/05/2021	7.940%		6,937	7,200	0.5%
Talega Village Center (3)	10/01/2021	5.010%		11,150	—	0.8%
Westport Plaza	08/01/2023	7.490%		3,584	3,720	0.3%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		23,041	24,326	1.6%
Webster Plaza	08/15/2024	8.070%		6,654	6,819	0.4%
Vons Circle Center	10/10/2028	5.200%		9,988	10,342	0.7%
Copps Hill Plaza	01/01/2029	6.060%		16,880	17,423	1.2%

Total mortgage debt (19 loans outstanding)	3.87 years	5.94%	(2)	$406,589	$430,155	29.2%
Unamortized/unaccreted premium/(discount)				5,438	7,816	0.4%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$412,027	$437,971	29.6%

See footnotes on page 32.

.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		September 30, 2014	December 31, 2013	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.7%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	7.6%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	7.3%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	8.4%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	21.5%
Total unsecured senior notes payable	4.56 years	5.02%	(2)	$731,136	$731,136	52.5%
Unamortized/unaccreted premium/(discount)				(1,456)	(1,698)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,680	$729,438	52.4%

Term Loan
$250MM - Term Loan (4)	02/13/2019	3.168%	(5)	250,000	250,000	18.0%
Total term loans	4.37 years	3.17%	(2)	$250,000	$250,000	18.0%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	—%		$—	$91,000	—%
$5MM Line of Credit Unsecured	11/07/2014	—%		—	—	—%
Total revolving credit facilities		—%		$—	$91,000	—%

Total debt	4.32 years (6)	4.96%	(2) (6)	$1,387,725	$1,502,291	99.7%
Unamortized/unaccreted premium/(discount)				3,982	6,118	0.3%
Total debt (including unamortized/unaccreted premium/(discount))				$1,391,707	$1,508,409	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Positive)

(1) Mortgage debt matured on July 1, 2013. The company sold the property to a third party for $5.5 million in February 2014 and the lender accepted this amount as full repayment of the loan.
(2) Calculated based on weighted average interest rates of outstanding balances at September 30, 2014.
(3) The stated loan maturity date is 10/01/2036; however, both the lender and the borrower have the right to exercise a call or early prepayment, respectively, on each of October 1, 2021, October 1, 2026 and October 1, 2031. It is deemed likely this right will be exercised and the shown maturity date is therefore October 1, 2021.
(4) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swaps. As of September 30, 2014, the fair value of the company's interest rate swaps was an asset of $1.7 million, which is included in other assets in the company's condensed consolidated balance sheet.
(5) The effective fixed interest rate on September 30, 2014.
(6) Weighted average maturity in years and weighted average interest rate as of September 30, 2014 excludes the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
September 30, 2014 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of September 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,056	$34,378	$18,194
GRI	10.0%	Retail	$250,814	$83,873	$158,831
New York Common Retirement Fund	30.0%	Retail	$316,079	$137,372	$152,473
Rider Limited Partnership	50.0%	Office	$40,147	$—	$38,917

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended September 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,474	$797	$371	$565	$(271)
GRI	10.0%	Retail	$6,077	$1,819	$1,339	$454	$2,209
New York Common Retirement Fund	30.0%	Retail	$7,028	$2,238	$2,210	$1,453	$902
Rider Limited Partnership	50.0%	Office	$1,422	$322	$334	$—	$765

			For the nine months ended September 30, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$4,474	$2,202	$1,181	$1,697	$(650)
GRI	10.0%	Retail	$17,953	$5,122	$4,032	$1,340	$7,203
New York Common Retirement Fund	30.0%	Retail	$22,683	$6,645	$6,837	$4,326	$4,542
Rider Limited Partnership	50.0%	Office	$4,084	$1,031	$991	$—	$2,055
Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Interest expense includes amortization of deferred financing fees.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of September 30, 2014 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	97.2%	34	4	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.14
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	100.0%	22	—	78,000	Winn-Dixie	09/30/2019	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.96
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	393,251	99.5%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.55
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,613	94.7%	16	3	51,420	Publix	05/31/2019		$12.88
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	93.9%	12	2	44,840	Publix	06/30/2025		$14.12
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	78.7%	10	4					$23.24
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	68.4%	13	4					$19.33
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$12.28
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl's	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	98.4%	11	1	67,943	Kroger	08/31/2017		$13.06
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	116,635	42.8%	18	14					$16.33
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	90.7%	16	6	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$9.91
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	227,559	97.0%	33	4	43,386	Winn-Dixie	11/05/2024	Beall's / Fitness 1440 / Big Lots / CVS / Disability Law Claims / Nature's Sleep	$11.06
Rider Limited Partnership	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.6%	50	2				Central Parking System	$31.32
Country Walk Plaza	NYCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	85.2%	23	6	39,795	Publix	10/23/2015	CVS Pharmacy	$18.07
Veranda Shoppes	NYCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.53
Northborough Crossing	NYCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	27	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Dick's Sporting Goods / Eastern Mountain Sports	$14.27
Riverfront Plaza	NYCRF	30.0%	Retail	Hackensack, NJ	1997	128,968	97.3%	23	1	70,400	ShopRite	10/31/2027		$25.05
The Grove	NYCRF	30.0%	Retail	Windermere, FL	2004	151,752	94.3%	26	5	51,673	Publix	01/31/2029	LA Fitness	$19.07
Old Connecticut Path	NYCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	5	—	65,940	Stop & Shop	06/30/2019		$21.30

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,203,089	95.4%	394	57	838,150				$15.21

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of September 30, 2014 and December 31, 2013 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance as of September 30, 2014	Balance as of December 31, 2013

Mortgage Debt
Vestar	Vestar/EQY Talega LLC (2)	50.5%	10/01/2021	5.01%	$—	$11,353
Vestar	Vestar/EQY Vernola LLC (3)	50.5%	08/06/2041	—%	—	22,966
GRI	Floating rate loans (4)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	80,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	3,923	4,332
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	34,407	35,042
New York Common Retirement Fund	Equity One Country Walk LLC	30.0%	11/01/2015	5.22%	12,709	12,876
New York Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,343	9,652
New York Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	68,145	69,127
New York Common Retirement Fund	Equity One JV Sub Riverfront Plaza LLC	30.0%	10/10/2023	4.54%	24,000	24,000
New York Common Retirement Fund	Equity One JV Sub Grove LLC (5)	30.0%	12/23/2023	4.18%	22,500	16,000

	Net interest premium (6)				596	643

	Total debt				$255,623	$285,991

	Equity One’s pro-rata share of unconsolidated joint venture debt				$56,475	$72,492

(1)	The rate in effect on September 30, 2014.

(2)	The joint venture partners' interests in the property were acquired by Equity One in January 2014, and it is now wholly-owned.

(3)	The property was sold by the joint venture in January 2014.

(4)
Consists of three separate loans, totaling $80.0 million, that are secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets, bearing interest at a weighted average rate of 1-month LIBOR + 1.41%.

(5)
The loan balance bears interest at a floating rate of LIBOR + 1.35%, which has been swapped to a weighted average fixed rate of 4.18%. The fair value of the swap at September 30, 2014 was a liability of approximately $779,000.

(6)	Net interest premium is the total for all joint ventures.